UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5482

DWS High Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MAY 31, 2008

Semiannual Report to Shareholders

DWS High Income Trust Ticker Symbol: KHI

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Dividend Reinvestment Plan

click here Shareholder Meeting Results

click here Additional Information

click here Privacy Statement

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2008

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.

Average Annual Total Returns as of 5/31/08
DWS High Income Trust	6-Month‡	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	.98%	-4.42%	5.50%	9.20%	4.75%
Based on Market Price(a)	7.81%	-12.10%	-1.88%	3.94%	3.81%
Credit Suisse High Yield Index(b)	1.35%	-1.24%	6.29%	8.38%	5.81%
Lipper Closed-End High Current Yield Funds (Leveraged) Category(c)	-6.45%	-15.00%	2.17%	9.64%	3.73%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Market Price
	As of 5/31/08	As of 11/30/07
Net Asset Value	$ 5.21	$ 5.43
Market Price	$ 5.03	$ 4.91

Prices and net asset value fluctuate and are not guaranteed.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper's Closed-End High Current Yield Funds (Leveraged) Category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Current Yield Funds (Leveraged) Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Distribution Information
Six Months as of 5/31/08: Income Dividends	$ .26
May Income Dividend	$ .0420
Current Annualized Distribution Rate (Based on Net Asset Value) as of 5/31/08+	9.67%
Current Annualized Distribution Rate (Based on Market Price) as of 5/31/08+	10.02%
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End High Current Yield Funds (Leveraged) Category as of 5/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	11	of	39	28
3-Year	9	of	33	27
5-Year	6	of	27	22
10-Year	3	of	18	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

In the following interview, Portfolio Manager Gary Sullivan discusses DWS High Income Trust's strategy and the market environment during the six-month period ended May 31, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the high-yield bond market perform during the semiannual period?

A: The past half-year proved to be a challenging time for the financial markets, as investor sentiment was pressured by concerns that problems in the housing and credit markets were beginning to spread to the broader economy. The result was a "flight to quality" into US Treasuries and a corresponding downturn in high-yield bonds during the first three months of the reporting period.

Despite the issues overhanging the markets, the second half of the period brought a snap-back for the high yield sector due largely to the aggressive actions of the US Federal Reserve Board (the Fed). In addition to enacting cuts to its benchmark fed funds rate (the overnight rate banks charge when they borrow money from each other), the Fed took a variety of measures to maintain liquidity in the financial system. The Fed also helped engineer the survival of the troubled broker Bear Stearns, indicating to investors that the central bank is willing to take extraordinary steps to ensure stability. The result was a recovery for high-yield bonds that began in the latter half of March and carried through the end of the period. April, in fact, was the best month for high-yield in over five years, based on the 3.93% total return of the Credit Suisse High Yield Index.1

1 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

For the six-month period ended May 31, 2008, high-yield bonds finished with a return of 1.35%, as measured by the Credit Suisse High Yield Index, only slightly below the 1.49% return of the overall bond market (as gauged by the Lehman Brothers US Aggregate Index).2 At a time of elevated risk aversion, higher-rated bonds within the asset class generally outperformed lower-rated issues.

2 The Lehman Brothers US Aggregate Index is an unmanaged, unleveraged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The volatility in high-yield was evident in the shifts in the yield spread of the asset class relative to US Treasuries.3 On May 31, 2008 the yield spread stood at 636 basis points (or 6.36 percentage points) while the month-end high, registered on March 31, 2008, was 794 basis points.4 In comparison, the average over the past 12 months was 566 basis points.

3 Source: Credit Suisse. The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High-yield Index from January 31, 1986 to May 31, 2008. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.
4 The yield spread is the difference between the yield of a security and the yield of a comparable duration Treasury. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in lower quality bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive.

As would be expected at a time of slow economic growth, default rates have begun to creep up. However, Moody's 12-month rolling default rate at the end of May was still well below the historical average.5

5 Source: Moody's Investors Service.

Q: How did the fund perform?

A: The fund returned 0.98% at net asset value during the semiannual period, which compares with a return of 1.35% for its benchmark and the -6.45% average return of the 40 funds in its Lipper peer group, Closed-End High Current Yield Funds (Leveraged).6 The May 31, 2008 NAV per share was $5.21, compared with $5.43 six months ago.

6 Lipper's Closed-End High Current Yield (Leveraged) Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage, and tend to invest in lower-grade debt issues. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

The fund's share, or market, price as quoted on the New York Stock Exchange, returned 7.81% for the period to close at $5.03 per share. (Performance is calculated based on the reinvestment of dividends. Past performance is no guarantee of future results. Please see pages 3 and 4 for complete performance information.) The fund's market price stood at $4.91 six months ago. The market price discount of the shares, as a percentage of NAV, was approximately 3% on May 31, 2008 compared to approximately 9% on November 30, 2007. (Performance is calculated based on the reinvestment of dividends. Past performance is no guarantee of future results.)

The fund maintained a leverage position throughout the period, meaning that we used borrowed money as permitted by the fund's loan agreement. At the close of the period, the portfolio was approximately 23.9% leveraged, meaning that the fund borrowed against $52.8 million of total portfolio assets. In employing leverage, the fund uses a secured loan to raise money in the commercial paper market at short-term interest rates, and then invests the proceeds in longer-term securities. We will continue to closely evaluate the fund's use of leverage.

Q: What individual securities helped performance?

A: A strong contribution to performance came from the fund's position in bonds issued by DRS Technologies Inc., a defense-related firm that was bid for by Finmeccanica, an investment-grade rated company. Also contributing to returns was a position in the South Africa based mobile telecommunications provider Cell C Property Ltd., whose bonds rallied after the company received an investment from Saudi Telecom. We elected to sell the position in order to lock in profits.

Another notable contributor was Millicom International Cellular SA, whose strong cash position enabled it to call one of the issues held in the portfolio — causing the issue to trade up in price.7 Vanguard Health Holding Co. II, LLC also saw its bonds gain ground due to strong financial results and a general recovery in hospital-related issues.

7 A bond is "called" when the issuer redeems the bond prior to its maturity date. In most cases, the price is higher than the bond's par value.

Rounding out the list of top performers were the bonds issued by Kansas City Southern Railway Co. (KCS) and its subsidiary Kansas City Southern de Mexico SA de CV, where the fund held large positions in short-dated securities. One of these, the issue due in October 2008, rose in price when it was tendered early by the company. This event helped underscore our view that KCS is an asset-heavy company with the ability to easily refinance its debt, creating what we see as an attractive risk/reward profile.

Q: What holdings hurt performance?

A: The leading detractor was our lack of a position in Dollar General, the discount retailer whose stronger-than-expected results helped its bonds recover from a previous sell-off. Two yellow pages companies, R.H. Donnelley Corp. and Idearc, Inc., both were hurt by expectations for a weaker economy and rising competition from the internet. We continue to like both issues, however, due to the high cash flows generated by their underlying businesses. Another detractor of note was Young Broadcasting, Inc., whose planned sale of its largest asset — a television station based in San Francisco — could be disrupted by the slowing economy and the disruptions in the credit markets.

The fund's position in syndicated loans, an asset class that underperformed due to technical factors, also detracted from performance. These are loans, usually made at a variable rate, extended to a corporate borrower from a group of banks and subsequently sold to investors in the secondary market. We continue to believe syndicated loans are an attractive asset class at a time when default rates are rising, since these securities are generally higher in the capital structure and of higher credit quality than high-yield bonds.8

8 When a bond is higher in the capital structure, it means it will be paid off sooner in the event that the company becomes insolvent. Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.

Q: What is your view on the high-yield market as a whole?

A: The past six months have been characterized by an unstable environment for the high-yield market. However, with yield spreads above the historical average, we believe investors are being adequately compensated for the elevated level of risk, and we think the possibility of a recession is now fully discounted into the high-yield market. Additionally, the Fed has helped address market risk through its recent interest rate cuts, and financial institutions have been able to raise capital and remove leveraged loans from their balance sheets. With this as the backdrop, we continue to believe that the key to outperformance throughout 2008 will be the avoidance of individual credit defaults. We believe that our bottom-up, research-driven strategy is well-suited to this environment.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	5/31/08	11/30/07

Corporate Bonds	90%	90%
Senior Loans	9%	6%
Other Investments	1%	1%
Cash Equivalents	—	3%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/08	11/30/07

Consumer Discretionary	18%	23%
Energy	16%	10%
Financials	12%	14%
Materials	11%	12%
Industrials	11%	12%
Telecommunication Services	9%	8%
Utilities	9%	8%
Health Care	7%	6%
Information Technology	4%	4%
Consumer Staples	3%	3%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	5/31/08	11/30/07

BBB	2%	1%
BB	22%	18%
B	54%	50%
Below B	18%	25%
Not Rated	4%	6%
	100%	100%

Asset allocation, bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	5/31/08	11/30/07

Effective Maturity	7.4 years	8.2 years
Duration	4.6 years	5.0 years

Interest rate sensitivity is subject to change. Duration shown does not account for the leverage position of the Fund.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2008 (Unaudited)

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 116.0%
Consumer Discretionary 21.3%
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,055,000	954,775
American Achievement Corp., 8.25%, 4/1/2012	205,000	202,438
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	414,776	385,742
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	475,000	399,000
8.0%, 3/15/2014	200,000	181,500
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015 (b)	495,000	430,650
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	205,000	174,250
Cablevision Systems Corp., Series B, 7.133%***, 4/1/2009	220,000	221,100
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	345,000	301,875
Carrols Corp., 9.0%, 1/15/2013 (b)	200,000	184,000
Charter Communications Holdings Inc., 11.0%, 10/1/2015	282,000	239,700
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	930,000	995,100
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	260,000	351,911
Cooper-Standard Automotive, Inc., 7.0%, 12/15/2012	240,000	216,000
CSC Holdings, Inc.:
7.25%, 7/15/2008	365,000	365,000
Series B, 7.625%, 4/1/2011	355,000	355,000
Series B, 8.125%, 7/15/2009	1,300,000	1,324,375
Series B, 8.125%, 8/15/2009	735,000	748,781
Denny's Holdings, Inc., 10.0%, 10/1/2012 (b)	135,000	132,300
DirecTV Holdings LLC, 144A, 7.625%, 5/15/2016	1,055,000	1,051,044
Dollarama Group LP, 10.579%***, 8/15/2012	330,000	306,900
EchoStar DBS Corp.:
6.375%, 10/1/2011	610,000	602,375
6.625%, 10/1/2014	590,000	556,075
7.125%, 2/1/2016	450,000	429,750
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	525,000	381,937
Foot Locker, Inc., 8.5%, 1/15/2022	135,000	125,550
General Motors Corp.:
7.2%, 1/15/2011 (b)	1,340,000	1,125,600
7.4%, 9/1/2025	245,000	158,025
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	410,000	397,700
Group 1 Automotive, Inc., 8.25%, 8/15/2013	200,000	194,000
Hanesbrands, Inc., Series B, 8.204%***, 12/15/2014	610,000	567,300
Hertz Corp.:
8.875%, 1/1/2014	985,000	980,075
10.5%, 1/1/2016 (b)	225,000	224,438
Idearc, Inc., 8.0%, 11/15/2016	1,985,000	1,419,275
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	265,000	243,800
ION Media Networks, Inc., 144A, 8.963%***, 1/15/2013	175,000	110,250
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	415,000	316,437
Jarden Corp., 7.5%, 5/1/2017 (b)	340,000	303,450
Kabel Deutschland GmbH, 10.625%, 7/1/2014	475,000	491,031
Lamar Media Corp., Series C, 6.625%, 8/15/2015	265,000	249,763
Liberty Media LLC:
5.7%, 5/15/2013 (b)	60,000	54,899
8.25%, 2/1/2030 (b)	500,000	449,330
8.5%, 7/15/2029 (b)	675,000	608,386
Mediacom Broadband LLC, 8.5%, 10/15/2015 (b)	30,000	27,225
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	205,000	205,000
MGM MIRAGE:
6.0%, 10/1/2009	308,000	306,075
6.75%, 9/1/2012	570,000	530,812
8.375%, 2/1/2011 (b)	400,000	396,500
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	705,000	710,287
Norcraft Holdings LP, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,130,000	1,050,900
Penske Automotive Group, Inc., 7.75%, 12/15/2016	1,030,000	957,900
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	425,000	435,625
Quebecor Media, Inc., 7.75%, 3/15/2016	270,000	264,600
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	330,000	191,400
Quiksilver, Inc., 6.875%, 4/15/2015	555,000	455,100
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	305,000	234,088
Sabre Holdings Corp., 8.35%, 3/15/2016	375,000	302,812
Seminole Hard Rock Entertainment, Inc., 144A, 5.3%***, 3/15/2014	475,000	401,375
Shaw Communications, Inc., 8.25%, 4/11/2010	705,000	729,675
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	335,000	292,288
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,345,000	995,300
7.875%, 1/15/2014	140,000	124,250
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	208,000	212,160
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	615,000	527,362
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013 (b)	405,000	392,850
Station Casinos, Inc., 6.5%, 2/1/2014	705,000	444,150
Travelport LLC:
7.701%***, 9/1/2014	315,000	267,750
9.875%, 9/1/2014	360,000	346,500
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	780,000	528,450
United Components, Inc., 9.375%, 6/15/2013	70,000	68,250
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	460,000	679,863
144A, 10.375%, 2/15/2015	260,000	256,100
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	610,000	460,550
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	395,000	576,882
144A, 8.0%, 11/1/2016 EUR	195,000	280,239
Videotron Ltd., 144A, 9.125%, 4/15/2018	160,000	171,200
Vitro SAB de CV:
9.125%, 2/1/2017	1,290,000	1,090,050
11.75%, 11/1/2013	165,000	165,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	2,060,000	1,194,800
		35,784,255
Consumer Staples 3.8%
Alliance One International, Inc., 8.5%, 5/15/2012	205,000	194,750
Delhaize America, Inc.:
8.05%, 4/15/2027	115,000	124,486
9.0%, 4/15/2031	923,000	1,107,814
General Nutrition Centers, Inc., 7.199%***, 3/15/2014 (PIK)	235,000	205,625
Harry & David Holdings, Inc., 8.076%***, 3/1/2012	315,000	277,200
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	1,616,750	1,349,986
Rite Aid Corp., 7.5%, 3/1/2017	475,000	432,844
Smithfield Foods, Inc., 7.75%, 7/1/2017 (b)	345,000	339,825
Tyson Foods, Inc., 8.25%, 10/1/2011	415,000	431,916
Viskase Companies, Inc., 11.5%, 6/15/2011	2,185,000	1,933,725
		6,398,171
Energy 17.0%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	860,000	911,600
Belden & Blake Corp., 8.75%, 7/15/2012	1,940,000	1,978,800
Bristow Group, Inc., 7.5%, 9/15/2017	425,000	435,625
Chaparral Energy, Inc.:
8.5%, 12/1/2015	635,000	561,975
8.875%, 2/1/2017	230,000	204,125
Chesapeake Energy Corp.:
6.25%, 1/15/2018	260,000	243,750
6.875%, 1/15/2016	1,414,000	1,389,255
7.25%, 12/15/2018	725,000	719,562
7.75%, 1/15/2015	560,000	580,300
Cimarex Energy Co., 7.125%, 5/1/2017	340,000	338,300
Delta Petroleum Corp., 7.0%, 4/1/2015	915,000	791,475
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	130,000	127,725
8.375%, 5/1/2016	760,000	763,800
El Paso Corp.:
7.25%, 6/1/2018	570,000	572,137
9.625%, 5/15/2012	275,000	298,002
Energy Partners Ltd., 9.75%, 4/15/2014	145,000	136,300
EXCO Resources, Inc., 7.25%, 1/15/2011	593,000	581,881
Forest Oil Corp., 144A, 7.25%, 6/15/2019	215,000	211,238
Frontier Oil Corp., 6.625%, 10/1/2011	300,000	295,500
KCS Energy, Inc., 7.125%, 4/1/2012	1,585,000	1,545,375
Mariner Energy, Inc.:
7.5%, 4/15/2013 (b)	355,000	343,462
8.0%, 5/15/2017	445,000	430,537
Newfield Exploration Co., 7.125%, 5/15/2018	645,000	636,131
OPTI Canada, Inc.:
7.875%, 12/15/2014	540,000	546,750
8.25%, 12/15/2014	900,000	927,000
Petrohawk Energy Corp., 9.125%, 7/15/2013	415,000	431,600
Plains Exploration & Production Co.:
7.0%, 3/15/2017	365,000	351,312
7.625%, 6/1/2018 (b)	725,000	728,625
Quicksilver Resources, Inc., 7.125%, 4/1/2016	995,000	970,125
Range Resources Corp., 7.25%, 5/1/2018	70,000	71,050
Sabine Pass LNG LP:
7.25%, 11/30/2013 (b)	105,000	97,388
7.5%, 11/30/2016	1,480,000	1,352,350
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018 (b)	285,000	288,563
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	525,000	530,410
Stallion Oilfield Services, 144A, 9.75%, 2/1/2015	230,000	189,750
Stone Energy Corp.:
6.75%, 12/15/2014	1,230,000	1,131,600
8.25%, 12/15/2011	1,155,000	1,160,775
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	340,000	353,294
Tesoro Corp., 6.5%, 6/1/2017	295,000	263,656
Whiting Petroleum Corp.:
7.0%, 2/1/2014	430,000	426,775
7.25%, 5/1/2012	755,000	751,225
7.25%, 5/1/2013	175,000	174,125
Williams Companies, Inc.:
8.125%, 3/15/2012	1,265,000	1,372,525
8.75%, 3/15/2032	1,695,000	1,974,675
Williams Partners LP, 7.25%, 2/1/2017	335,000	342,538
		28,532,966
Financials 15.6%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	1,065,000	1,006,425
Ashton Woods USA LLC, 9.5%, 10/1/2015	1,060,000	614,800
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	200,000	139,000
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	1,850,000	2,072,000
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012**	5,435,860	0
FireKeepers Development Authority, 144A, 13.875%, 5/1/2015	375,000	375,938
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	2,660,000	2,375,614
7.375%, 10/28/2009	4,950,000	4,821,048
7.875%, 6/15/2010	1,295,000	1,227,112
GMAC LLC, 6.875%, 9/15/2011	5,570,000	4,696,017
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	725,000	744,937
8.875%, 4/1/2015 (PIK)	635,000	647,700
9.75%, 4/1/2017 (b)	830,000	850,750
Hexion US Finance Corp., 9.75%, 11/15/2014	210,000	231,000
Inmarsat Finance II PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	1,165,000	1,165,000
iPayment, Inc., 9.75%, 5/15/2014	365,000	318,463
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	345,000	277,725
Merrill Lynch & Co., Inc., 6.875%, 4/25/2018	380,000	372,513
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	570,000	353,400
Petroplus Finance Ltd., 144A, 6.75%, 5/1/2014 (b)	360,000	330,300
Residential Capital LLC:
3.49%***, 6/9/2008	130,000	127,400
5.978%***, 11/21/2008	710,000	653,200
Tropicana Entertainment LLC, 9.625% 12/15/2014**	1,100,000	616,000
UCI Holdco, Inc., 10.3%***, 12/15/2013 (PIK)	482,445	428,170
Universal City Development Partners, 11.75%, 4/1/2010	1,695,000	1,743,731
Yankee Acquisition Corp., Series B, 8.5%, 2/15/2015	105,000	85,706
		26,273,949
Health Care 6.4%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	800,000	748,000
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	535,000	560,412
Boston Scientific Corp., 6.0%, 6/15/2011	480,000	470,400
Community Health Systems, Inc., 8.875%, 7/15/2015	2,610,000	2,691,562
HCA, Inc.:
9.125%, 11/15/2014	535,000	559,075
9.25%, 11/15/2016	1,540,000	1,626,625
9.625%, 11/15/2016 (PIK)	565,000	596,075
HEALTHSOUTH Corp., 10.75%, 6/15/2016	285,000	304,950
IASIS Healthcare LLC, 8.75%, 6/15/2014	415,000	426,413
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	340,000	348,500
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	410,000	332,100
The Cooper Companies, Inc., 7.125%, 2/15/2015	680,000	651,100
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	455,000	395,850
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	1,070,000	1,099,425
		10,810,487
Industrials 13.3%
Actuant Corp., 6.875%, 6/15/2017	270,000	270,675
Allied Security Escrow Corp., 11.375%, 7/15/2011	590,000	501,500
Allied Waste North America, Inc., 6.5%, 11/15/2010	560,000	564,900
American Color Graphics, Inc., 10%, 6/15/2010	655,000	225,975
American Color Graphics, Inc., Promissory Note due 9/15/2008 (c)	39,300	13,559
American Railcar Industries, Inc., 7.5%, 3/1/2014	385,000	359,975
ARAMARK Corp., 6.373%***, 2/1/2015	475,000	456,000
Baldor Electric Co., 8.625%, 2/15/2017 (b)	340,000	346,800
Belden, Inc., 7.0%, 3/15/2017	340,000	331,500
Bombardier, Inc., 144A, 6.75%, 5/1/2012	100,000	100,500
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,095,000	985,500
Building Materials Corp. of America, 7.75%, 8/1/2014	470,000	404,200
Cenveo Corp., 7.875%, 12/1/2013	500,000	433,750
Congoleum Corp., 8.625%, 8/1/2008**	715,000	536,250
DRS Technologies, Inc.:
6.625%, 2/1/2016	170,000	177,225
6.875%, 11/1/2013	1,370,000	1,400,825
7.625%, 2/1/2018	1,175,000	1,266,062
Education Management LLC, 8.75%, 6/1/2014	345,000	332,062
Esco Corp.:
144A, 6.675%***, 12/15/2013	40,000	36,800
144A, 8.625%, 12/15/2013	655,000	658,275
General Cable Corp.:
5.073%***, 4/1/2015	530,000	474,350
7.125%, 4/1/2017 (b)	350,000	341,250
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	340,000	285,600
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	285,000	267,900
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	340,000	278,800
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	500,000	341,875
8.875%, 4/1/2012	1,270,000	990,600
144A, 11.5%, 5/1/2013	70,000	72,800
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	590,000	573,775
7.625%, 12/1/2013	905,000	888,031
9.375%, 5/1/2012	1,075,000	1,123,375
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	260,000	263,900
8.0%, 6/1/2015	665,000	667,494
Mobile Services Storage Group, Inc., 9.75%, 8/1/2014	420,000	407,400
Moog, Inc., 144A, 7.25%, 6/15/2018	140,000	141,050
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014 (b)	530,000	545,900
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	1,940,000	1,299,800
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	81,000	86,670
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	305,000	305,762
Seitel, Inc., 9.75%, 2/15/2014	215,000	194,575
Titan International, Inc., 8.0%, 1/15/2012	1,225,000	1,234,187
TransDigm, Inc., 7.75%, 7/15/2014	205,000	209,613
U.S. Concrete, Inc., 8.375%, 4/1/2014	380,000	324,900
United Rentals North America, Inc.:
6.5%, 2/15/2012	710,000	654,975
7.0%, 2/15/2014	960,000	796,800
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	215,000	208,013
		22,381,728
Information Technology 5.4%
Alion Science & Technology Corp., 10.25%, 2/1/2015	345,000	243,225
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	1,430,000	1,265,550
L-3 Communications Corp.:
5.875%, 1/15/2015	1,150,000	1,089,625
Series B, 6.375%, 10/15/2015	1,085,000	1,045,669
7.625%, 6/15/2012	1,270,000	1,293,812
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,300,000	996,125
MasTec, Inc., 7.625%, 2/1/2017	475,000	415,625
NXP BV, 7.497%***, 10/15/2013 EUR	505,000	697,267
Sanmina-SCI Corp., 144A, 5.55%***, 6/15/2010	171,000	169,718
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	655,000	621,431
SunGard Data Systems, Inc., 10.25%, 8/15/2015	890,000	925,600
Vangent, Inc., 9.625%, 2/15/2015	275,000	238,219
		9,001,866
Materials 13.0%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011 (b)	200,000	193,000
ARCO Chemical Co., 9.8%, 2/1/2020	2,955,000	2,482,200
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	665,000	453,863
Cascades, Inc., 7.25%, 2/15/2013	1,002,000	881,760
Chemtura Corp., 6.875%, 6/1/2016	745,000	692,850
Clondalkin Acquisition BV, 144A, 4.8%***, 12/15/2013	465,000	409,200
CPG International I, Inc., 10.5%, 7/1/2013	760,000	630,800
Exopack Holding Corp., 11.25%, 2/1/2014	1,125,000	1,068,750
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	540,000	580,500
GEO Specialty Chemicals, Inc.:
144A, 10.698%***, 12/31/2009	1,194,000	894,007
144A, 10.698%***, 3/31/2015	702,216	525,784
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	240,000	237,000
9.5%, 12/1/2011	285,000	299,250
Hexcel Corp., 6.75%, 2/1/2015	1,410,000	1,406,475
Huntsman LLC, 11.625%, 10/15/2010	1,738,000	1,846,625
Innophos, Inc., 8.875%, 8/15/2014	160,000	163,200
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	930,000	855,600
Metals USA Holdings Corp., 8.698%***, 7/1/2012 (PIK)	480,000	447,600
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	180,000	120,600
Momentive Performance Materials, Inc., 9.75%, 12/1/2014	705,000	653,888
NewMarket Corp., 7.125%, 12/15/2016	810,000	797,850
NewPage Corp., 144A, 10.0%, 5/1/2012	680,000	724,200
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	400,000	594,296
Pliant Corp., 11.625%, 6/15/2009 (PIK)	3	3
Radnor Holdings Corp., 11.0%, 3/15/2010**	180,000	225
Rhodia SA, 144A, 7.497%***, 10/15/2013 EUR	410,000	593,207
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017 (b)	340,000	293,250
8.25%, 10/1/2012	505,000	464,600
8.375%, 7/1/2012	340,000	316,200
Steel Dynamics, Inc.:
6.75%, 4/1/2015	540,000	527,850
144A, 7.375%, 11/1/2012	125,000	125,938
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	740,000	735,375
The Mosaic Co., 144A, 7.625%, 12/1/2014	1,065,000	1,123,575
Witco Corp., 6.875%, 2/1/2026	275,000	187,000
Wolverine Tube, Inc., 10.5%, 4/1/2009	600,000	559,500
		21,886,021
Telecommunication Services 9.2%
BCM Ireland Preferred Equity Ltd., 144A, 11.856%***, 2/15/2017 (PIK) EUR	379,788	398,474
Centennial Communications Corp.:
10.0%, 1/1/2013	260,000	260,000
10.125%, 6/15/2013	535,000	556,400
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	715,000	713,213
8.375%, 1/15/2014 (b)	395,000	393,025
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	800,000	772,000
Embratel, Series B, 11.0%, 12/15/2008	150,000	155,250
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	165,801	160,827
Intelsat Jackson Holdings Ltd.:
9.25%, 6/15/2016	200,000	202,000
11.25%, 6/15/2016	635,000	647,700
iPCS, Inc., 4.998%***, 5/1/2013	180,000	154,800
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	955,000	917,994
Millicom International Cellular SA, 10.0%, 12/1/2013	2,550,000	2,709,375
Nortel Networks Ltd.:
6.963%***, 7/15/2011	640,000	601,600
144A, 10.75%, 7/15/2016	500,000	493,750
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	245,000	234,588
Qwest Corp.:
7.25%, 9/15/2025	120,000	110,700
7.875%, 9/1/2011	635,000	646,113
Rural Cellular Corp., 9.875%, 2/1/2010	615,000	630,375
Stratos Global Corp., 9.875%, 2/15/2013	260,000	272,025
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	1,635,000	1,704,487
US Unwired, Inc., Series B, 10.0%, 6/15/2012	775,000	753,687
Virgin Media Finance PLC:
8.75%, 4/15/2014 EUR	570,000	846,872
8.75%, 4/15/2014	810,000	795,825
West Corp., 9.5%, 10/15/2014	405,000	378,675
		15,509,755
Utilities 11.0%
AES Corp.:
8.0%, 10/15/2017	670,000	672,513
144A, 8.0%, 6/1/2020	710,000	697,575
144A, 8.75%, 5/15/2013	2,288,000	2,376,660
9.5%, 6/1/2009	390,000	402,675
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	3,095,000	3,265,225
CMS Energy Corp., 8.5%, 4/15/2011 (b)	1,985,000	2,097,401
Edison Mission Energy, 7.0%, 5/15/2017	610,000	596,275
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	1,010,000	1,052,925
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	315,000	315,000
Mirant Americas Generation LLC, 8.3%, 5/1/2011	1,215,000	1,260,562
Mirant North America LLC, 7.375%, 12/31/2013	265,000	266,988
NRG Energy, Inc.:
7.25%, 2/1/2014	825,000	808,500
7.375%, 2/1/2016	600,000	585,000
Oncor Electric Delivery Co., 7.0%, 9/1/2022	285,000	273,886
Regency Energy Partners LP, 8.375%, 12/15/2013	485,000	501,975
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	830,000	834,150
Sierra Pacific Resources:
6.75%, 8/15/2017	810,000	780,573
8.625%, 3/15/2014	155,000	162,145
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	1,490,000	1,521,662
		18,471,690
Total Corporate Bonds (Cost $207,904,729)		195,050,888

Senior Loans*** 11.1%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 4.914%, 4/2/2014	198,000	184,883
Algoma Steel, Inc., Term Loan, LIBOR plus 2.5%, 5.664%, 6/30/2013	113,662	107,411
Alliance Mortgage Cycle Loan, Term Loan, LIBOR plus 7.25%, 10.414%, 6/4/2010**	466,667	23,333
Aspect Software, Inc., Term Loan, LIBOR plus 2.5%, 5.664%, 6/29/2011	415,000	401,512
Bausch & Lomb, Inc.:
Term Delay Draw, LIBOR plus 3.25%, 6.414%, 4/11/2015	67,500	66,357
Term Loan B, LIBOR plus 3.25%, 6.414%, 4/11/2015	533,663	524,625
Buffets, Inc.:
Term Loan B, 4.73%, 1/13/2011	893,312	537,104
Letter of Credit, 7.906%, 5/1/2013	119,206	71,673
Charter Communications Operations:
Term Loan, LIBOR plus 2.0%, 5.164%, 3/6/2014	640,000	637,866
Term Loan B, LIBOR plus 3.25%, 6.414%, 4/27/2011	978,450	873,389
Community Health Systems, Inc.:
Term Delay Draw, LIBOR plus 2.25%, 5.664%, 7/25/2014	29,993	28,320
Term Loan, LIBOR plus 2.25%, 5.414%, 7/25/2014	586,450	553,735
Cricket Communications, Inc., Term Loan B, LIBOR plus 3.0%, 6.164%, 6/16/2013	540,000	530,720
Energy Future Holdings Corp.:
Term Loan B1, LIBOR plus 3.5%, 6.664%, 10/10/2014	3,094,450	2,914,399
Term Loan B3, LIBOR plus 3.5%, 6.664%, 10/10/2014	2,009,900	1,888,050
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 5.414%, 9/16/2013	198,995	184,070
Golden Nugget, Term Loan, 5.71%, 6/16/2014	390,000	271,050
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 5.164%, 3/26/2014	43,427	40,876
Term Loan B, LIBOR plus 2.0%, 5.164%, 3/26/2014	745,215	701,434
HCA, Inc., Term Loan A1, 4.19%, 11/18/2012	1,409,919	1,320,699
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 5.414%, 5/5/2013	1,157,761	1,105,662
Term Loan C2, LIBOR plus 2.25%, 5.414%, 5/5/2013	338,518	323,285
IASIS Healthcare LLC, 8.131%, 6/15/2014	444,824	396,171
Term Loan, 5.5%, 1/15/2015	725,000	714,125
Term Loan, 8.875%, 1/15/2015	145,000	142,825
Intelstat Corp., Term Loan, LIBOR plus 9.25%, 12.414%, 8/15/2014	145,000	143,550
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 5.414%, 5/7/2013	198,500	173,687
Longview Power LLC:
Demand Draw, 4.938%, 4/1/2014	131,000	113,315
Letter of Credit, 5.0%, 4/1/2014	41,000	35,465
Term Loan B, 5.0%, 4/1/2014	113,000	97,745
NewPage Corp., Term Loan B, LIBOR plus 3.0%, 6.164%, 11/5/2014	79,800	79,775
Rail America, Inc., Term Loan, 5.32%, 10/2/2008	520,000	514,800
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 5.414%, 9/30/2014	330,415	282,546
Symbion, Inc.:
Term Loan A, 6.149%, 8/23/2013	154,080	138,672
Term Loan B, 6.149%, 8/23/2014	154,080	138,672
Telesat Canada, Inc.:
Term Loan, 5.9%, 9/1/2014	238,583	227,357
Term Loan B, LIBOR plus 3.0%, 6.164%, 10/31/2014	743,642	708,655
Term Loan, 9.0%, 10/31/2008	1,010,000	959,500
Tribune Co., Term Loan B, 5.542%, 5/24/2014	674,900	501,113
Total Senior Loans (Cost $20,173,532)		18,658,426

Preferred Securities 0.4%
Citigroup, Inc., 8.4%, 4/30/2018****	380,000	376,690
Xerox Capital Trust I, 8.0%, 7/14/2008****	235,000	228,826
Total Preferred Securities (Cost $620,950)		605,516
	Units	Value ($)

Other Investments 0.4%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $477,206)	775,000	581,250
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	14,091	11,977
GEO Specialty Chemicals, Inc. 144A*	1,283	1,091
Total Common Stocks (Cost $154,244)		13,068

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	60	0
DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	1,640	0
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	105,300	29,218
Total Warrants (Cost $1)		29,218

Convertible Preferred Stock 0.0%
Consumer Discretionary 0.0%
ION Media Networks, Inc.:
144A, 12.0%*	2	1,300
Series AI, 144A, 12.0%*	15,000	97
Total Convertible Preferred Stocks (Cost $38,785)		1,397

Securities Lending Collateral 6.7%
Daily Assets Fund Institutional, 2.76% (d) (e) (Cost $11,287,013)	11,287,013	11,287,013

Cash Equivalents 0.8%
Cash Management QP Trust, 2.48% (d) (Cost $1,405,111)	1,405,111	1,405,111
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $242,061,571)+	135.4	227,631,887
Other Assets and Liabilities, Net	(4.0)	(6,699,652)
Notes Payable	(31.4)	(52,800,000)
Net Assets	100.0	168,132,235
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)		Value ($)
Alliance Mortgage Cycle Loan	10.414%	6/4/2010	466,667	USD	467,631	23,333
Congoleum Corp.	8.625%	8/1/2008	715,000	USD	600,300	536,250
Eaton Vance Corp., CDO II, Series C-X	13.68%	7/15/2012	5,435,860	USD	3,904,801	0
Quebecor World, Inc.	9.75%	1/15/2015	330,000	USD	330,000	191,400
Radnor Holdings Corp.	11.0%	3/15/2010	180,000	USD	117,163	225
Tropicana Entertainment LLC	9.625%	12/15/2014	1,100,000	USD	827,274	616,000
					6,247,169	1,367,208
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2008.
**** Date shown is call date; not a maturity date for the perpetual preferred securities.
+ The cost for federal income tax purposes was $243,261,673. At May 31, 2008, net unrealized depreciation for all securities based on tax cost was $15,629,786 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,221,655 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,851,441.
(a) Principal amount is stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2008 amounted to $10,778,100 which is 6.4% of net assets.
(c) Security issued in lieu of interest payment due 12/15/2007. which has been deferred until 9/15/2008. This security is deemed to be non-income producing.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

At May 31, 2008, the Fund had unfunded loan commitments of $92,496, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Bausch & Lomb, Inc. Term Delay Draw, 4/11/2015	67,163	66,357	(806)
Telesat Canada, Inc., Term Loan B, 10/31/2014	25,333	24,251	(1,082)
Total	92,496	90,608	(1,888)

At May 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	3,284,500	USD	5,097,857	6/5/2008	(10,812)
Currency Abbreviations
EUR Euro USD United States Dollar

At May 31, 2008, open credit default swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/3/2007 10/20/2008	335,000[1]	Fixed — 3.20%	General Motors Corp., 7.125%, 7/15/2013	(4,947)
10/4/2007 12/20/2008	355,000[2]	Fixed — 2.60%	General Motors Corp., 7.125%, 7/15/2013	(4,530)
10/23/2007 12/20/2008	560,000[1]	Fixed — 3.00%	General Motors Corp., 7.125%, 7/15/2013	(9,108)
10/4/2007 12/20/2008	335,000[3]	Fixed — 3.10%	Ford Motor Co., 6.5%, 8/1/2018	(2,618)
10/5/2007 12/20/2008	200,000[1]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	(3,055)
10/23/2007 12/20/2008	810,000[1]	Fixed — 3.40%	Ford Motor Co., 6.5%, 8/1/2018	(10,785)
11/20/2007 12/20/2008	370,000[4]	Fixed — 4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013	5,644
2/14/2008 3/20/2009	1,110,000[4]	Fixed — 3.80%	HCA, Inc., 7.7% 3/20/2009	21,398
2/26/2008 3/20/2009	850,000[4]	Fixed — 5.00%	Tenet Healthcare Corp., 7.375%, 2/1/2013	23,767
10/23/2007 12/20/2009	299,000[1]	Fixed — 4.65%	Ford Motor Co., 6.5%, 8/1/2018	(17,822)
12/10/2007 12/20/2009	360,000[4]	Fixed — 5.05%	Ford Motor Co., 6.5%, 8/1/2018	(6,158)
5/2/2008 6/20/2013	360,000[4]	Fixed — 7.25%	Arco Chemical Co., 9.8%, 2/1/2020	(1,601)
Total net unrealized depreciation				(9,815)
Counterparties: [1] Morgan Stanley Co., Inc. [2] Citigroup Global Markets, Inc. [3] Goldman Sachs & Co. [4] Merrill Lynch, Pierce, Fenner & Smith, Inc.

The following is a summary of the inputs used as of May 31, 2008 in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities at Value	Net Unrealized Depreciation on Other Financial Instruments‡
Level 1 — Quoted Prices	$ 12,692,123	$ —
Level 2 — Other Significant Observable Inputs	214,883,919	(22,515)
Level 3 — Significant Unobservable Inputs	55,845	—
Total	$ 227,631,887	$ (22,515)
‡ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as forward foreign currency exchange contracts, unfunded loan commitments and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of the Fund's assets in which significant unobservable inputs (Level 3) were used in determining fair value at May 31, 2008:

Investments in Securities at Market Value
Balance as of December 1, 2007	$ 35,862
Total realized gains or losses	—
Change in unrealized appreciation (depreciation)	19,983
Net purchases (sales)	—
Net transfers in (out) of Level 3	—
Balance as of May 31, 2008	$ 55,845

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $229,369,447) — including $10,778,100 of securities loaned	$ 214,939,763
Investment in Daily Assets Fund Institutional (cost $11,287,013)*	11,287,013
Investment in Cash Management QP Trust (cost $1,405,111)	1,405,111
Total investments, at value (cost $242,061,571)	227,631,887
Cash	2,653,332
Foreign currency, at value (cost $1,283)	1,287
Receivable for investments sold	1,231,887
Interest receivable	4,527,361
Other assets	29,051
Total assets	236,074,805
Liabilities
Payable for investments purchased	3,340,665
Notes payable	52,800,000
Interest on notes payable	176,117
Payable upon return of securities loaned	11,287,013
Unrealized depreciation on credit default swap contracts	9,815
Unrealized depreciation on forward foreign currency exchange contracts	10,812
Net payable on closed forward foreign currency exchange contracts	2,439
Unrealized depreciation on unfunded loan commitments	1,888
Accrued management fee	115,503
Other accrued expenses and payables	198,318
Total liabilities	67,942,570
Net assets, at value	$ 168,132,235
Net Assets Consist of
Distributions in excess of net investment income	(257,534)
Net unrealized appreciation (depreciation) on: Investments	(14,429,684)
Credit default swap contracts	(9,815)
Unfunded loan commitments	(1,888)
Foreign currency	(13,065)
Accumulated net realized gain (loss)	(97,965,961)
Paid-in capital	280,810,182
Net assets, at value	$ 168,132,235
Net Asset Value
Net Asset Value per share ($168,132,235 ÷ 32,291,598 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.21
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2008 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $1,263)	$ 9,692,767
Interest — Cash Management QP Trust	118,883
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	38,462
Total Income	9,850,112
Expenses: Management fee	711,384
Services to shareholders	43,794
Custodian fee	10,178
Professional fees	47,519
Trustees' fees and expenses	20,655
Reports to shareholders	54,487
Interest expense	1,062,909
Stock exchange listing fee	6,983
Other	53,540
Total expenses before expense reductions	2,011,449
Expense reductions	(10,969)
Total expenses after expense reductions	2,000,480
Net investment income	7,849,632
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(5,205,864)
Credit default swap contracts	54,559
Foreign currency	(114,141)
Payments by affiliates (see Note H)	194
(5,265,252)
Change in net unrealized appreciation (depreciation) on: Investments	(1,349,906)
Credit default swap contracts	5,552
Unfunded loan commitments	(758)
Foreign currency	(76,363)
(1,421,475)
Net gain (loss)	(6,686,727)
Net increase (decrease) in net assets resulting from operations	$ 1,162,905

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2008 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 10,164,778
Payment of operating expenses	(932,789)
Payment of interest expense	(1,052,147)
Proceeds from sales and maturities of investments	66,859,651
Net proceeds from foreign currency	(114,141)
Purchases of investments	(65,623,104)
Net receipt (payment) on swap contracts	54,559
Net purchases, sales and maturities of short-term investments	5,476,963
Cash provided (used) by operating activities	$ 14,833,770
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ (3,700,000)
Distributions paid (net of reinvestment of distributions)	(8,266,649)
Cash provided (used) by financing activities	(11,966,649)
Increase (decrease) in cash	2,867,121
Cash (overdraft) at beginning of period**	(212,502)
Cash (overdraft) at end of period**	$ 2,654,619
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 1,162,905
Net increase (decrease) in cost of investments	15,825,108
Net (increase) decrease in unrealized appreciation (depreciation) on investments	1,349,906
Net (increase) decrease in unrealized appreciation (depreciation) on swap contracts	(5,552)
(Increase) decrease in interest receivable	669,498
(Increase) decrease in other assets	7,215
(Increase) decrease in receivable for investments sold	142,903
Increase (decrease) in payable for investments purchased	(4,399,403)
(Increase) decrease in unfunded loan commitments	758
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	74,206
Increase (decrease) in other accrued expenses and payables	1,671
Increase (decrease) in interest on notes payable	4,555
Cash provided (used) by operating activities	$ 14,833,770
* Non-cash activity from discount accretion and premium amortization in the net amount of $358,936 has been excluded from the Statement of Cash Flows.
** Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2008 (Unaudited)	Year Ended November 30, 2007
Operations: Net investment income	$ 7,849,632	$ 16,384,535
Net realized gain (loss)	(5,265,252)	(7,329)
Change in net unrealized appreciation (depreciation)	(1,421,475)	(14,750,735)
Net increase (decrease) in net assets resulting from operations	1,162,905	1,626,471
Distributions to shareholders from: Net investment income	(8,266,649)	(17,024,212)
Fund share and paid-in capital transactions: Reinvestment of distributions	—	778,578
Reimbursement by Advisor (see Note H)	—	175,116
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	—	953,694
Increase (decrease) in net assets	(7,103,744)	(14,444,047)
Net assets at beginning of period	175,235,979	189,680,026
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $257,534 and $159,483, respectively)	$ 168,132,235	$ 175,235,979
Other Information
Shares outstanding at beginning of period	32,291,598	32,160,492
Shares issued to shareholders in reinvestment of dividends	—	131,106
Shares outstanding at end of period	32,291,598	32,291,598

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 5.43	$ 5.90	$ 5.85	$ 6.15	$ 5.81	$ 4.91
Income (loss) from investment operations: Net investment income[b]	.24	.51	.54	.60	.66	.65
Net realized and unrealized gain (loss)	(.20)	(.46)	.13	(.24)	.32	.89
Total from investment operations	.04	.05	.67	.36	.98	1.54
Less distributions from: Net investment income	(.26)	(.53)	(.61)	(.66)	(.64)	(.64)
Tax return of capital	—	—	(.01)	—	—	—
Total distributions	(.26)	(.53)	(.62)	(.66)	(.64)	(.64)
Reimbursement by Advisor	—	.01	—	—	—	—
Net asset value, end of period	$ 5.21	$ 5.43	$ 5.90	$ 5.85	$ 6.15	$ 5.81
Market value, end of period	$ 5.03	$ 4.91	$ 6.12	$ 7.67	$ 7.39	$ 7.17
Total Return
Based on net asset value (%)[c]	.98e**	.93[e,f]	10.83[e]	4.60	16.53	31.43
Based on market value (%)[c]	7.81	(12.02)	(12.32)	14.14	13.47	47.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	168	175	190	187	195	183
Ratio of expenses before fee reductions (including interest expense) (%)	2.40*	2.97	2.76	2.25	1.71	1.72
Ratio of expenses after fee reductions (including interest expense) (%)	2.39*	2.97	2.75	2.25	1.71	1.72
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.12*	1.10	1.02	1.13	1.07	1.07
Ratio of net investment income (%)	9.38*	8.75	9.26	9.95	11.08	12.16
Portfolio turnover rate (%)	24**	57	87	102	135	154
Total debt outstanding at end of period ($ thousands)	52,800	56,500	62,000	60,750	65,000	65,000
Asset coverage per $1,000 of debt[d]	4,184	4,102	4,059	4,075	3,994	3,808
[a] For the six months ended May 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[d] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
[e] Total return would have been lower had certain fees not been reduced.
[f] Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund (see Note H). Excluding this non-recurring reimbursement, total return would have been 0.10% lower.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective December 1, 2007, which governs the application of generally accepted accounting principles that require fair value measurements of the Fund's assets and liabilities. Fair value is an estimate of the price the Fund would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels as follows:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value. The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities. For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The Fund may record changes to valuations based on the amount that might reasonably be expected to receive for a security upon its current sale consistent with the fair value measurement objective. Each determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to the type of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issue or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold, and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value determined upon sale of those investments.

New Accounting Pronouncement. In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default on debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Senior Loans. Senior Loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These loans are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $91,171,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($9,086,000), November 30, 2009 ($20,780,000), November 30, 2010 ($39,455,000), November 30, 2011 ($16,502,000), November 30, 2013 ($515,000), November 30, 2014 ($3,516,000) and November 30, 2015 ($1,317,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency position and cash position at the Fund's custodian bank at May 31, 2008. Non-cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended May 31, 2008, purchases and sales of investment securities (excluding short-term instruments) aggregated $49,753,703 and $55,254,920, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The Fund pays a monthly management fee based on the Fund's average weekly net assets, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average weekly net assets	.85%
Over $250 million of such assets	.75%

Accordingly, for the six months ended May 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Service Provider Fees. DWS Investments Service Company (``DISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DISC aggregated $37,945, of which $26,702 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2008, the amount charged to the Fund by DIMA is included in the Statement of Operations under "reports to shareholders."

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the recent DWS Funds board consolidation, certain Independent Board Members resigned and received a one time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended May 31, 2008, the Fund paid its allocated portion of the retirement benefit of $8,165 to the non continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

For the six months ended May 31, 2008, the Advisor agreed to reimburse the Fund $289, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2008, the Fund's custodian fee was reduced by $1,870 and $645, respectively, for custody and transfer agent credits earned.

G. Borrowings

The Fund has entered into a revolving credit agreement dated May 31, 2002 with Barton Capital LLC (the "Lender"), which allows the Fund to borrow against a secured line of credit in an aggregate amount up to $90,000,000. The borrowings under the line of credit are secured by a pledge of the Fund's portfolio securities. The revolving credit agreement expires by its terms on June 24, 2010. The notes payable represents a secured loan of $52,800,000, which is the amount drawn on the facility at May 31, 2008. The note bears interest at the commercial paper rate plus dealer fees (2.50% at May 31, 2008). A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a five-year period. The loan amounts and rates are reset periodically under the revolving credit agreement. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2008 was $49,507,303 with a weighted average interest rate of 4.04%.

Draws on the line of credit are funded by the issuance of commercial paper notes. The Lender's obligation under the notes is supported by a Liquidity Agreement between the Lender and Societe General. The Lender's commitment under the revolving credit agreement is subject to early termination on the scheduled termination date of the Liquidity Agreement. The Liquidity Agreement had an initial term of 364 days, and is renewable for additional periods, which may be shorter than 364 days. As such, the revolving credit agreement may be terminated by the Lender upon sixty (60) days notice if the Liquidity Agreement is not renewed at any time, and is also subject to other customary termination events.

H. Payments Made by Affiliates

During the year ended November 30, 2007, the Advisor fully reimbursed the Fund $175,116 for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

During the six months ended May 31, 2008, the Advisor fully reimbursed the Fund $194 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') that is available to you as a shareholder of DWS High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed Computershare Inc. ("Computershare") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent, but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). Computershare will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that Computershare is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to Computershare, Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to the Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) The Transfer Agent will inform Computershare of the total funds available for the purchase of Shares and Computershare will use the funds to purchase, in the open market, additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
(800) 294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by Computershare in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or Computershare has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom Computershare acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to Computershare's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as Computershare will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or Computershare to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify Computershare to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS High Income Trust (the "Fund") was held on May 20, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by the shareholders of said Fund (the resulting votes are presented below):

1. To elect thirteen Trustees to the Board of the Fund.

	Number of Votes:
Trustees	For	Withheld
John W. Ballantine	26,386,509	2,220,638
Henry P. Becton, Jr.	26,348,447	2,258,700
Dawn-Marie Driscoll	26,393,383	2,213,764
Keith R. Fox	26,301,293	2,305,854
Paul K. Freeman	26,395,819	2,211,328
Kenneth C. Froewiss	26,388,814	2,218,333
Richard J. Herring	26,383,985	2,223,162
William McClayton	26,384,765	2,222,382
Rebecca W. Rimel	26,385,688	2,221,458
William N. Searcy, Jr.	26,391,948	2,215,199
Jean Gleason Stromberg	26,358,822	2,248,325
Robert H. Wadsworth	26,381,266	2,225,881
Axel Schwarzer	26,384,464	2,222,683

Until recently, substantially all DWS open-end funds and most DWS closed-end funds were overseen by one of two boards of directors or trustees (the "Boards"). In 2007, each Board, including the Board that has historically overseen the Fund (the "Chicago Board"), determined that the formation of a single consolidated Board overseeing all DWS funds (the "Consolidated Board") would be in the best interests of the funds. Accordingly, each Board approved a plan to consolidate the Chicago Board with the other primary DWS fund board (the "New York Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

Effective May 20, 2008, with the election of the above-named Directors, the Fund is governed by the Consolidated Board. The Consolidated Board consists of five members from the Fund's original Chicago Board (John W. Ballantine, Paul K. Freeman, William McClayton, Axel Schwarzer, and Robert H. Wadsworth) and eight members from the New York Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr., and Jean Gleason Stromberg). Prior to consolidation, four members of the Fund's original Board (Donald L. Dunaway, James R. Edgar, Robert B. Hoffman, and Shirley D. Peterson) resigned.

Additional Information

Automated Information Lines	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Sites	www.dws-investments.com or visit our Direct Link: www.cef.dws.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	23337C 109

Privacy Statement

This privacy statement is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Investments Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	0	n/a	n/a	n/a
January 1 through January 31	0	n/a	n/a	n/a
February 1 through February 28	0	n/a	n/a	n/a
March 1 through March 31	0	n/a	n/a	n/a
April 1 through April 30	0	n/a	n/a	n/a
May 1 through May 31	0	n/a	n/a	n/a

Total	0	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2008